Exhibit 10.2

FIRST AMENDMENT TO THE

FIRST AMENDED AND RESTATED BMO WHOLESALE FINANCING AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED BMO WHOLESALE FINANCING AND SECURITY AGREEMENT (this “AMENDMENT”) is made as of and with effect from the 1st day of June 2023, between BANK OF MONTREAL (“BMO”), as lender, RUSH TRUCK CENTRES OF CANADA LIMITED (“DEALER”), as borrower, and RUSH ENTERPRISES, INC., as guarantor (“HOLDINGS”).

CONTEXT OF AGREEMENT

BMO and DEALER are parties to that certain Amended and Restated BMO Wholesale Financing and Security Agreement dated the 15th day of July 2022 (as amended from time to time, the “Agreement”).

The parties hereto desire to amend the Agreement in certain respects, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree to amend the Agreement, without novation, as follows:

1.	INTERPRETATION

1.1	Definitions — In this Amendment, terms used and not otherwise defined herein have the meanings ascribed to them in the Agreement.

1.2	Headings — The Headings and the Section titles are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

2.	AMENDMENT

2.1	LIBOR Replacement. Effective as of June 1, 2023 (the “Amendment Date”):

(a)	Each of the following terms shall have the meaning indicated, and shall replace on a prospective basis any corresponding definition in the Agreement:

“Term SOFR” means, for each calendar month, the greater of (a) zero, and (b) the forward-looking term rate based on SOFR for a one-month tenor most recently published by the Term SOFR Administrator as of two business days prior to the first day of such calendar month. For this purpose, “business day” shall mean any day except for a Saturday, Sunday or other day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Term SOFR Advances” means any Advance bearing interest at a rate determined by reference to SOFR.

“SOFR” means the secured overnight financing rate as administered by the Federal Reserve Bank of New York or by any successor administrator of the secured overnight financing rate.

“Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited or any successor administrator of Term SOFR selected by BMO in its reasonable discretion.

(b)

Sections 4.14 and 4.16 of the Agreement shall be amended by deleting the term “LIBOR plus 1.10%” and “LIBOR plus 3.2%”, respectively, each time they appear and replacing them with the term “Term SOFR plus 1.20%” and “Term SOFR plus 3.20%”.

(c)	All LIBOR Advances shall become Term SOFR Advances.

(d)	The term “LIBOR Rate Loans” is replaced, each time it appears in Section 4.19 of the Agreement, with the term “Term SOFR Advances”.

2.2

Conditions to Effectiveness — Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of BMO hereunder, it is understood and agreed that this Amendment shall not become effective until BMO has received a duly executed signature page to this Amendment from the DEALER, and BMO has executed this Amendment.

2.3

Agreement and Existing Security; Continued Effectiveness — As amended hereby, all terms of the Agreement and the Existing Security shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the DEALER. To the extent any terms and conditions in any of the Existing Security shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Agreement as modified and amended hereby.

2.4

Reaffirmation of Guaranty and Consent of Guarantor — Holdings hereby (a) consents to the execution and deliver by DEALER of this Amendment and the consummation of the transactions described herein; (b) agrees that the execution hereof shall not impair or otherwise affect any of its obligations and duties owned to BMO under the Guaranty; (c) ratifies and confirms the terms of its guarantee of all Liabilities with respect to the indebtedness now or hereafter outstanding under the Agreement, as amended, and Guaranteed Obligations under the Guaranty; and (d) acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing indebtedness of DEALER to BMO or any other obligation of DEALER, or any actions now or hereafter taken by BMO with respect to any obligation of DEALER, the guaranty of Holdings of all Liabilities and Guaranteed Obligations (i) is and shall continue to be a primary obligation of Holdings, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, (iii) is and shall continue to be in full force and effect in accordance with its terms; and (iv) nothing contained herein shall release, discharge, modify, change or affect the original liability of Holdings with respect to the Liabilities or Guaranteed Obligations, as they may be amended hereby.

2.5

Effect of the Amendment. Except as expressly set forth herein, all terms of the Agreement, the Guaranty and the Existing Security shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Holdings and DEALER to BMO. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of BMO under the Agreement, nor constitute a waiver of any provision of the Agreement or the Existing Security.

2.6

References — Effective as of the Amendment Date, this Agreement amends the Agreement and all references to the Existing Wholesale Financing Agreement or to the Agreement in any of the Existing Security (including in any waiver or consent) shall be deemed to refer to the Agreement as amended hereby.

3.	GENERAL

3.1	Effective Date — This Amendment will take effect as of the Amendment Date and will govern the relationship of the parties in respect to its subject matter on and after such date.

3.2

No Novation or Release — This Amendment is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Agreement or the Existing Security (including the Liabilities) or to evidence payment of all or any portion of such obligations and liabilities. This Agreement shall not in any way release or impair the rights, duties, obligations, Liabilities (as defined in the Agreement) or Liens (as defined in the Agreement) created pursuant to the Existing Security or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Amendment Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith and all of such rights, duties, Liabilities and Liens are assumed, ratified and affirmed by DEALER and GUARANTOR.

3.3	Binding Nature — This Amendment will be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

3.4

Entire Agreement — This Amendment sets forth the entire agreement of the parties with respect to the subject matter of the amendment set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

3.5

Governing Law — This Amendment is and will be governed, construed and enforced in accordance with the laws of the Province of Ontario, without reference to conflict of laws principles. DEALER consents to the exclusive jurisdiction of the courts of the Province of Ontario for all purposes in connection with this Agreement.

3.6

Reliance; Counterparts — Notwithstanding anything herein to the contrary, BMO may rely on any facsimile copy, electronic data transmission, or electronic data storage of this Amendment, which will be deemed an original, and the best evidence thereof for all purposes. This Agreement may be validly executed in one or more counterparts, each of which, when taken together, will constitute a single agreement binding upon all the parties hereto.

[ REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW ]

BANK OF MONTREAL

By:	/s/ Paul DeMarchi
	Name:	Paul DeMarchi
	Title:	Managing Director
signature of authorized officer

RUSH TRUCK CENTRES OF CANADA LIMITED			RUSH ENTERPRISES, INC.

By:	/s/ Richard Shortt		By:	/s/ Steven L. Keller
	Name:	Richard Shortt		Name:	Steven L. Keller
	Title:	President and COO		Title:	Chief Financial Officer and Treasurer
		signature of authorized officer			signature of authorized officer

[ SIGNATURE PAGE OF FIRST AMENDMENT TO THE

FIRST AMENDED AND RESTATED WHOLESALE FINANCING AND SECURITY AGREEMENT ]

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